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                                                                  EXHIBIT 10(a)


                                   AGREEMENT


         THE FOLLOWING IS AN AGREEMENT BY AND BETWEEN THE JMK GROUP, INC. (HERINAFTER REFERRED TO AS "JMK"), AND MEDHEALTH IMAGING, INC. (HEREINAFTER REFERRED TO AS "M11"), AND IS FOR THE PURPOSE OF DEFINING THE RELATIONSHIP BETWEEN THE PARTIES.


         WHEREAS: JMK is engaged in various business activities in the Far
East;

         WHEREAS: JMK has the ability to identify certain potential strategic partners for Mill in the Far East: and

         WHEREAS: MII seeks to develop a strategic partnership relationships in the Far East.

         Now, therefore, JMK and MII agree as follows:

         1. MII hereby retains JMK as its representative to identify and introduce to MII potential strategic partners for marketing, production, and distribution of MII's products and systems in the identified market. JMK is hereby retained by MII for a period of one (1) year commencing as of the date of this Agreement as set forth below, which period may be extended by the mutual written agreement of JMK and MII.

         2. It is understood that any agreement developed with a strategic partner which is identified by or introduced by JMK to MII is subject to the terms of this agreement. This includes, but is not limited to, Joint Ventures, Marketing Agreements, Production Agreements, Investment Banking Agreements, or any other agreement.
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Page 2 of 2, agreement-JMK/MII




         3.  MII hereby agrees to compensate JMK as follows:

                 TEN PERCENT (10%) CONSUTOING FEE IS TO BE PAID TO JMK WITHIN FIVE DAYS FROM THE DATE ANY FUNDS ARE RECEIVED BY MII PURSUANT TO THE TERMS OF ANY AGREEMENT WITH A STRATETIC PARTNER AS DESCRIBED ABOVE.

                 SUCH COMPENSATION IS TO BE PAID BY MII TO JMK FOR WHATEVER PERIOD IS INCLUDED IN ANY AGREEMENT WITH A STRATETIC PARTNER, EVEN IF SUCH PERIOD INCLUDED IN THE AGREEMENT EXCEEDS THE ONE (1) YEAR CONSULTING PERIOD, OR ANY EXTENSION THEREOF, AS DESCRIBED ABOVE.


         4. JMK shall function as a consultant, and therefore, all expenses incurred by JMK in its relationship with MII are the responsibility of JMK, unless otherwise agreed to in writing by MII.



Dated this 12th day of June, 1995


JMK GROUP, INC.                            MEDHEALTH IMAGING, INC.


By: /s/                                    By: /s/
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